UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Monster Arts, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or Other Jurisdiction of	(IRS Employer Identification No.)
Incorporation or Organization)

117 Calle de Los Molinos, San Clemente, CA	92672
(Address of principal executive offices)	(Zip Code)

(949) 542-6668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2013, Monster Arts, Inc., a Nevada corporation (the “Company”), entered into a Joint Venture Agreement (the “JVA”) constituting the following areas of specialty: aggregation, content, software development and software adaptation.

The descriptions of the JVA are qualified in their entirety by reference to the full text of the JVA, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	Joint Venture Agreement, dated November 1, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONSTER ARTS, INC. Registrant
Date: November 5, 2013
/s/ Wayne Irving II
Name: Wayne Irving II
Title: CEO and Director

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